SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  March 7, 1997
                                  -------------
               (Date of Report) (Date of earliest event reported)



                           NANTUCKET INDUSTRIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       1-8509                                                58-09626(99)
       ------                                                ------------
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)


  105 Madison Avenue, New York, NY                              10016
  --------------------------------                              -----
(Address of principal executive offices)                     (Zip Code)


                                 (212) 889-5656
                                 --------------
               Registrant's telephone number, including area code


  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)









Item 5. Other Events.
---------------------

        On March 7, 1997, Nantucket Industries, Inc. (the "Company") filed a Complaint in the Superior Court of California, County of San Francisco, against Levi Strauss & Co. and its wholly owned subsidiary, Brittania Sportswear Limited ("Brittania"), seeking compensatory damages estimated to be in excess of $37,000,000. In addition, the Company is seeking injunctive relief and an undisclosed amount of punitive damages.

        The Company has been a licensee of Brittania since 1988 and currently, the Company manufactures and distributes men's underwear under the trademarks, "Brittania" and "Brittania from Levi Strauss". A new License Agreement was entered into as of January 1, 1997 and on January 22, 1997, Levi Strauss announced that it was putting its Brittania subsidiary up for sale. The Company's customers include K-Mart, the nation's largest retailer of "Brittania" clothing and the Company has been advised by K-Mart that it is reviewing its on-going commitment to the trademark "Brittania from Levi Strauss & Co." in light of the action announced by Levi Strauss. Nantucket estimates that its sales of Brittania from Levi Strauss & Co. for the nine months ended November 30, 1996 were $11,600,000. A decision by K-Mart to cease selling underwear under this trademark could have a material adverse effect on the Company. In light of these events, the Company filed its lawsuit.

        A copy of the Complaint and the Press Release issued by the Registrant are filed herewith.

        The above discussion is qualified in its entirety by reference to the Complaint and Press Release discussed, copies of each of which are attached hereto as Exhibits and incorporated herein by this reference.


Item 7
------

        (c)  Exhibits


        Exhibits which, in their entirety, are incorporated by reference to any report, exhibit or other filing previously made with the Securities and Exchange Commission are designated by an asterisk (*) and the location of such material is included in its description.



Exhibit No                  Description                                                             Page No.
----------                  -----------                                                             --------
 99(q)                      Complaint filed on March 7, 1997 with the                            Filed Herewith
                            Superior Court of California for the County of
                            San Francisco C.A. No.985160, Nantucket
                            Industries, Inc. v. Levi Strauss & Co., and
                            Brittania Sportswear Limited.

 99(r)                      Press Release dated March 10, 1997                                   Filed Herewith




                                        2








                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NANTUCKET INDUSTRIES, INC.



                                        By: /s/ Ronald S. Hoffman
                                            ---------------------------------
                                           Ronald S. Hoffman, Chief Financial
                                           Officer



Dated:  March 11, 1997





                                        3




                               INDEX TO EXHIBITS

                                 Filed Herewith



Exhibit No                  Description                                                             Page No.
----------                  -----------                                                             --------
 99(q)                      Complaint filed on March 7, 1997 with the
                            Superior Court of California for the County of
                            San Francisco C.A. No.985160, Nantucket
                            Industries, Inc. v. Levi Strauss & Co., and
                            Brittania Sportswear Limited.

 99(r)                      Press Release dated March 10, 1997
